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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements of Forms S-8 (No. 333-59843, 333-37111) of our report dated
January 25, 2000, relating to the financial statements, which appears in Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
San Jose, California

March 30, 2000

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